       1                                     (Illegible Stamp)
                                             Authorized Copy

                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

REPERTORY No249

                               ***
                              *****
                  UNILATERAL OPTION TO PURCHASE
                        MINING CONCESSIONS
                              *****
(handwritten) 23/7

             "COMPANIA MINERA ROYAL SILVER LIMITADA"

                               FROM

           "COMPANIA MINERA SAN ENRIQUE S.C.M. Y OTRA"
                               ***
                              *****

25788/30 &&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&/allo

In Santiago, Chile, on the twenty-third of July of 1997, before me, ALBERTO HERMAN MONTAUBAN, attorney, Notary Public replacing the head of office of the Twenty second Notary of this jurisdictional territory Mr. Humberto Santelices Narducci, posted to this city, number zero forty-seven Avenida El Bosque Norte, Las Condes, have appeared: Mr. PEDRO ENRIQUE ESCALA BALTRA, Chilean, married and with complete separation of properties, attorney, National ID number four million, one hundred one thousand, four hundred seventy-one dash seven, and Mr. FERNANDO ANDRES ESCALA BALTRA, Chilean, married, licensed in law, National ID number six million, three hundred forty thousand, four hundred eighteen dash seven, both representing, as will be shown at the end, "COMPANIA MINERA SAN ENRIQUE S.C.M.", Tax ID number eighty-seven million, seven hundred fourteen thousand, one hundred dash four, and "COMPANIA MINERA COBRE IQUIQUE S.C.M.", National Tax ID number eighty-three million, seven hundred seven thousand, three hundred dash two, both domiciled for this purpose at Calle Marchant Pereira number 201, Office 802, Providencia, Santiago, hereafter also called the "Owners" or the "Offering party", on the one hand; and, on the other, Mr. CESAR ANDRES LOPEZ ALARCON, Chilean, married, attorney, National ID number nine million, five hundred eighty-one thousand, one hundred twenty-six dash four, representing, as will be accredited, "ROYAL SILVER MINES INCORPORATED", and the latter in turn representing "COMPANIA MINERA ROYAL SILVER LIMITADA", National Tax ID number seventy-seven million, three thousand, four hundred ten dash eight, Chilean draft transfer company, hereafter also called "Royal Silver" or the "Beneficiary", both residing, for these purposes, at Calle Bombero Adolfo Ossa 1010, Suite 501, Santiago; those who appear here are of legal age, and have accredited their identity with me with the documents referred to, do declare: FIRST: Mining Properties and statements.- A) "Compania Minera San Enrique S.C.M." is the owner of the mining properties producers of copper, gold and silver, located in the mining seat of Mocha, Huara-Pisagua Commune, Iquique Province, First Region of Tarapaca, named: ONE) "SAN ENRIQUE PRIMERA, SEGUNDA Y TERCERA", whose survey records and approving resolution are registered on page 481 and one following under the number 71 in the Registry of Properties of the Conservator of Mines of Iquique from the year 1937. -

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

Said survey records and approving resolution are presently re-registered on page 66 number 9 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981; TWO) "MARIA INES UNO AL CUARENTA", whose survey records and approving resolution are registered on page 419 and one following under the number 24 in the Registry of Properties of the Conservator of Mines of Iquique corresponding to the year 1961. Said survey records and approving resolution are presently re-registered on page 57 and following, number 8 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981; THREE) "TADEO UNO AL DIEZ", whose survey records and approving resolution are registered on page 1 under the number 1 in the Registry of Properties of the Conservator of Mines of Iquique corresponding to the year 1945. Said survey records and approving resolution are presently re-registered on page 83, number 12 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981. - "Compania Minera San Enrique S.C.M." acquired the title deed to the mining properties individually noted in numerals one, two and three preceding by payment effected on the corresponding public document of incorporation of company dated three October 1980, granted before the Notary of Santiago Mr. Samuel Fuchs Brotfeld, which was registered on page 78 number 48 of the Registry of Properties of the Conservator of Mines of Iquique, in the year 1980, and are presently re-registered on page 103, number 16 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981. FOUR) "GLORIA UNO AL SIETE, whose survey records and approving resolution are registered on page 41 under the number 16 in the Registry of Properties of the Conservator of Mines of Pozo Almonte in the year 1982. - "Compania Minera San Enrique S.C.M." acquired the title deed to these properties at auction, as is shown in the public document dated 25 July 1996, granted before the Notary Public of the Associated

Communes of Camina, Huara, Pica and Pozo Almonte, Mr. Enso Arnoldo Gonzalez Gonzalez, registered on page 762, number 174 of the Registry of Properties of the Conservator of Mines of Pozo Almonte from the year 1996. - FIVE) "DONA MARIA TERCERA UNO AL CUARENTA", whose survey records and approving resolution are registered under the name of "Compania Minera San Enrique S.C.M. on page 64, number 29 in the Registry of Properties of the Conservator of Mines of Pozo Almonte in the year 1997. - It has been shown that "Compania Minera San Enrique S.C.M." acquired the rights arising from the demonstration of said mining properties via purchase/sale according to the public document dated 11 July 1995,

                                             (Illegible Stamp)
                                             Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

given before the Notary of Santiago Mr. Felix Jara Cadot and registered on page 3467, number 2051 of the Registry of Discoveries of the Conservator of Mines of Pozo Almonte, for the year 1995. -
B) "Compania Minera Cobre Iquique S.C.M." is owner of the mining properties producers of copper, gold and silver, located in the mining seat of Mocha, Huara-Pisagua Commune, Iquique Province, First Region of Tarapaca, named: ONE) : MARCELINA OR MARCELINA PRIMERA", whose survey records and approving resolution are registered on page 112 under the number 25 in the Registry of Properties of the Conservator of Mines of Iquique corresponding to the year 1936. Said survey records and approving resolution are presently re-registered on page 71, number 10 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981. - TWO) "MARCELINA CUARTA Y QUINTA", whose survey records and approving resolution are registered on page 166 under the number 34 in the Registry of Properties of the Conservator of Mines of Iquique corresponding to the year 1938. This survey record and approving resolution are presently re-registered on page 75 and following, number 11 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981. - THREE) "PASCUALA PRIMERA Y SEGUNDA", whose survey records and approving resolution are registered on page 96 under the number 17 in the Registry of Properties of the Conservator of Mines of Iquique corresponding to the year 1948. - Said survey records and approving resolution are presently re-registered on page 91, number 13 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981. - FOUR) "ANGELA", whose survey records and approving resolution are registered on page 336 and following, under the number 197 in the Registry of Properties of the Conservator of Mines of Iquique corresponding to the year 1992. Said survey records and approving resolution are presently re-registered on page 125 and following, number 19 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981. - FIVE) "ADELA", whose survey records and approving resolution are registered on page 335 and following, under the number 196 in the Registry of Properties of the Conservator of Mines of Iquique corresponding to the year 1912. Said survey records and approving resolution are presently re-registered on page 123 and following, under number 18 of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1981. - All of these properties were acquired by "Compania Minera Cobre Iquique Ltda.", today "Compania Minera Cobre Iquique S.C.M.", via purchase from "Compania Minera San Enrique S.C.M.", according to public document dated 6 January 1986, given before the Notary of Santiago Mr. Felix Jara Cadot, registered on page 11 and following, number 2, of the Registry of Properties of the Conservator of Mines of Pozo Almonte, from the year 1986. - All of the preceding individually indicated mining properties

                                        (Illegible Stamp)
                                        Authorized Copy
                         (Seal & Initial)
                   Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

will be hereafter called, together or separately, according to the requirements of the text, "Mining Concessions". - C) Statements.
- The "Offering Parties" state and guarantee: One. - That the "Mining Concessions" described in the previous letters A) and B) are of their exclusive ownership, and are free from mortgages, obligations, embargoes and prohibitions, promises and options of any type, from renters and occupiers of any type. - Two. - That the mining patents which correspond to the "Mining Concessions" indicated in the preceding letters A) and B) have been properly canceled to this date and Three. - That the "Offering Parties" have no knowledge of any legal action or pending judgment which may affect or may be related in any manner with the "Mining Concessions". Also included in the present contract the inherent water rights, or which, according to the dispositions of Article 110 of the Mining Code, may correspond to the "Mining Concessions". If, during the validity of this contract the "Beneficiary" may deem it necessary to present, require or request showings, requests, mining concessions for explorations and exploitation, water use concessions, civil and mining easements or administrative concessions intended for the best development of exploration and exploitation of the "Mining Concessions" subject to this contract and within the area of interest which the parties establish in a private document prepared on this same date, then these may be requested only in the name of the "Offering Parties" or the "Beneficiary", but the costs of processing and constitution will always be a charge of the latter. In the event the definitive purchase/sale is carried out, all the showings, requests, mining concessions, water use rights, easements, administrative and other concessions which are in the name of the "Offering Parties" and within the indicated "area of interest" are understood to be included in the purchase/sale, without any change in the agreed upon price and should be transferred to the "Beneficiary" or its cessionaries together with the "Mining Concessions" which are the subject of this contract. If, on the contrary, the present option is ended or lapses for any of the causes listed in this instrument, the new showings, requests and mining concessions which may have been made in the name of the "Beneficiary" and which are partially or totally within the area of interest which the parties have defined according to the foregoing statement, as well as the applications or concessions for water use, easements and administrative concessions which may have required or made for the development and exploration of the deposits described by the "Mining Concessions" the subject of this option, even when these last might lie outside of said area of interest, should be transferred by the "Beneficiary" to the "Offering Parties" within the time limit of 60 days from the date on which a termination or lapsing of this contract may have occurred, without any cost to the "Offering Parties". The foregoing will govern particularly with respect to the exploration concessions, showings, and exploitation concessions which the "Beneficiary" may have acquired and derived from the requests carried out by the

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile


Sociedad de Exploraciones y Explotaciones Mineras Oregon Limitada on land covered by the mining properties of the "Offering Parties" and for a distance of up to two kilometers from the perimeter of said mining properties. SECOND: Unilateral Purchase Option. -
By means of the present instrument, the "Offering Parties" offer irrevocably and oblige themselves unilaterally to sell, cede and transfer to the "Beneficiary", under terms to be described, the "Mining Concessions" indicated individually in letters A) and B) of the preceding clause, as well as the eventual rights to which they will gain title as indicated in letter C) preceding, and which Royal Silver, within the time limits here agreed to, agrees to purchase and acquire. For the purposes mentioned the "Offering Parties", by way of this instrument, declare of course their consent for the eventual purchase/sale of said "Mining Concessions" and rights. The "Beneficiary", on its part, limits itself in this action to declare admissible the cited offer, reserving for itself the power of exercising the option freely within the time limits and the conditions which this contract presents.- Given the unilateral character of the present contract, and in agreement with the dispositions of Article 169 of the Mining Code, it is within the power of "Royal Silver" to agree or not to agree to the proposed purchase/sale. THIRD: Time limits to exercise the
purchase option.-   In the event the decision of the "Beneficiary"
is to accept the purchase offer and to agree to the proposed purchase/sale contract, said decision should be shown via public document at any time within the time limit which begins with the subscription of the present contract and ends in sixty months counted from the same date, but always that the payments of the purchase/sale price stipulated in the fourth clause are up to date. If there are still unmade payments, then on the same action of acceptance the "Beneficiary" will have to pay in their entirety all the payments of the price which are pending, without the prejudice of reducing the purchase/sale price agreed to in the fourth clause in the event of exercising the option within the limit of 48 months from the date of this instrument. The public document of acceptance of the offer, by which the definitive purchase/sale is completed, should be given before the Notary Public that authorizes the present document, or by his replacement or successor in the position or before the Notary Public designated by common agreement between the parties. The "Beneficiary" should communicate ahead of time to the "Offering Parties" its decision to exercise the option and accept the offer, be means of certified letter delivered through a Notary Public to the address of the "Offering Parties" indicated in this instrument, for the purpose of concurrence by the latter for the receipt of the corresponding payment of the price. "Royal Silver" may declare its decision not to agree to the proposed purchase/sale at any time within the time limits agreed to for the exercise of the option, by means of a statement given by public document, whose delivery should be made to the "Offering Parties" in the same form expressed earlier, and by which should proceed the lifting and the cancellation of all the registrations, sub-registrations and annotations which may have occurred in the corresponding Registry of the Conservator of Mines, motivated by this contract or in

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

relation to it. The expenses of cancellation and lifting referred to will be the exclusive responsibility of Royal Silver. In the event that "Royal Silver" states its decision to desist in the purchase/sale, the payments of the purchase/sale price whose due date comes after communicating said decision to desist will not be owed. FOURTH: Price of the proposed purchase/sale.- The sole and total price of the proposed purchase/sale of all the "Mining Concessions" specified in the first clause, letters A) and B) and the other goods and rights referred to in letter C), is the quantity of five million dollars of the United States of North America, payable in the equivalent currency of the Republic of

Chile, at the value of the average banking dollar established in conformity with Number 6 of Title One of Chapter One of the Compendium of International Exchange Norms for the Central Bank of Chile, for the day prior to the date of payment and published in the Diario Official on the same date of payment, commonly called the "observed dollar", in the amounts and on the dates specified next: a) In the current action, the amount of fifty thousand dollars of the United States of North America, in cash, by check number 31460 of ABN Amro Bank, Chile in that amount, to the order Mr. Pedro Enrique Escala Baltra, and that the "Offering Parties" declare receipt to their complete satisfaction; b) Within the first twenty days of the month of January of 1998, the amount of one hundred thousand dollars of the United States of North America;
c) Within the first twenty days of the month of July of 1998, the amount of one hundred sixty thousand dollars of the United States of North America; d) Within the first twenty days of the month of January of 1999, the amount of three hundred thousand dollars of
the United States of North America;   e)  Within the first twenty
days of the month of July   of 1999, the amount of three hundred
thousand dollars of the United States of North America; f) Within the first twenty days of the month of January of 2000, the amount of five hundred thousand dollars of the United States of North America; g) Within the first twenty days of the month of July of 2000, the amount of eight hundred thousand dollars of the United States of North America; h) Within the first twenty days of the month of July of 2001, the amount of one million, three hundred ninety-five thousand dollars of the United States of North America;
i) Within the first twenty days of the month of July of 2002, the amount of one million, three hundred ninety-five thousand dollars of the United States of North America. If "Royal Silver" declares its willingness to agree to the offered purchase/sale contract no later than within the first twenty days of July of 2001, the purchase price will be reduced to the sum of four million, five hundred ten thousand dollars of the United States of North America, having to pay completely at that time all remainder of the price which may be pending on that date until the sum previously indicated is completed. The making of the payments indicated by the aforementioned letters b) through i) will be within the power of the "Beneficiary" and in no case obligatory, except if "Royal Silver" may desire to continue with this contract, in which case it must make each of said

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

payments, completely, on the indicated dates, to maintain in effect the option rights corresponding for the time until the next immediate payment due date. Lack of timely payment by any of the due dates of the price previously indicated will cause by full right the lapsing of the present option contract, under the terms which follow. The price here agreed to will be one and total, whether or not the "Beneficiary" opts for one, some or all of the "Mining Concessions" and other rights referred to in the present contract. For legal purposes, it is understood that one-third of the total price agreed to corresponds to the "Mining Concessions" owned by "Compania Minera Cobre Iquique S.C.M." and the remaining two-thirds to the "Mining Concessions" owned by "Compania Minera San Enrique S.C.M.". - FIFTH: Place and form of payment. - The making of each of the payments just mentioned will be carried out by the Notary who, as Titular, Interim or Deputy, holds the position for the Twenty-second Notary of Santiago, currently located on Avenida El Bosque Norte 147, Comuna de Las Condes, upon the signature of the corresponding public document of receipt by the person designated by the "Offering Parties" to receive the payment. The making of each payment will done by means of a nominative bank promissory note, to the name of the person designated by the "Offering Parties". Without prejudice of the preceding, complete and timely compliance with the optional charge or obligation of "Royal Silver" with the "Offering Parties" to make the payments of the price mentioned in the previous clause will be understood, with the delivery to the aforementioned Notary within the stipulated due dates, a bank promissory note made as mentioned before and for the amount corresponding to the payment being dealt with. The Notary will only deliver the promissory note to the person designated by the "Offering Parties" upon signature of the corresponding public document of receipt. The notary fees incurred by reason of these payments will be the responsibility of the "Beneficiary". SIXTH: In the event of acceptance of the offer by the "Beneficiary" or its cessionaries, all the payments indicated by the fourth clause become part of the price and will be imputed to it. If, on the contrary, the "Beneficiary" declares at any moment within the time limit for validity of the option its decision not to exercise the option right given by the present document or this becomes lapsed for any of the causes contemplated in this instrument, "Royal Silver" will not carry a responsibility of any kind and all of the moneys received by the "Offering Parties" will remain in its control and benefit, without any obligation for reimbursement, and for the purpose of compensatory indemnization, unique, total and complete, of all emerging damages, lucrum cessans or damages of any type, material or eventual, now or in the future, which the "Offering Parties" might have experienced by reason of the present option contract, be it because of agreement, execution, or termination, as well as for any other reason related to it and without obligation for any further payment. The preceding is without prejudice to the responsibility of "Royal Silver" to comply with the obligations established in the eleventh clause. - SEVENTH: Surcharge. - In addition to the purchase/sale price indicated in the fourth clause and which reaches

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile


the amount of five million dollars of the United States of North America or of four million, five hundred ten thousand dollars of the United States of North America, whichever is the case, "Royal Silver" will make annual payments to the "Offering Parties" by reason of a surcharge or greater price, the sum of money equivalent to two percent of the net smelting return, hereafter called "net smelting return" or "NSR", which may be obtained by the "Beneficiary" or its cessionaries as a result of the exploitation of any of the "Mining Concessions" which are acquired by virtue of the present contract. It will be understood for these purposes by "net smelting return" or "NSR", the gross quantity that "Royal Silver" may have received for the sale of concentrates and/or precipitates already exploited of equal or superior value, coming from the properties that "Royal Silver" may have acquired from the "Offering Parties" by virtue of this contract, with deductions, successively, of: a) all the corresponding and proper charges, expenses, fines or adjustments for the smelting, refining, management and sale, which have been incurred by the smelter, refinery or other final buyer of the concentrates or precipitates or other products so exploited; b) expenses for insurance and transportation from the exploiting properties or plants, whether or not this latter is located inside or outside of the properties, to the smelting, refining or other place of processing or to the place where concentrates or precipitates are received by third parties;
c) all expenses for sampling or assaying carried out or incurred relative to sampling or assaying carried out after the concentrates, precipitates or other products thus exploited may have been removed for the purpose of determining their composition; and d) taxes of any type and ad-valorem fees directly related to the production being exported. There will be a stipulated surcharge or "NSR" only if, together, "Royal Silver" or its cessionaries: a) develop a mining exploitation project which includes one or more of the "mining Concessions" referred to in the first clause of this contract; b) from said concessions minerals are extracted which are exploited until they are left in a state of concentrate and/or precipitate, whatever its purity may be; c) the concentrates and/or precipitates are sent to a smelter or a refinery or are sold to a third party and returns are received which, once the deductions previously indicated are carried out, may produce the "net smelting return". For the payment of the surcharge stipulated here, in the month of January of each year "Royal Silver" will deliver to the "Offering Parties" or their cessionaries a liquidation of the "net smelting return" received during the previous calendar year, with sufficient documentation to determine its origins, which will be placed at the disposal of the "Offering Parties" together with the corresponding value of the surcharge established in the liquidation. If the "Offering Parties" make no comment concerning the liquidation within ninety days following its receipt, it will be understood that they have definitively approved the liquidation and its payment. In the event the "Offering Parties" have comments regarding said liquidation and payment, they can require "Royal Silver" or its cessionaries authorization for access to the related documentation, who will be obliged to make them available, but

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile


can only be reviewed by external auditors designated by the "Offering Parties" and at their cost, and whose honoraria will be reimbursed by "Royal Silver" if the comments are well-founded and true. If the "Offering Parties" formulate comments, the "Beneficiary" will have 60 days to declare if they accept or reject them. If they were to be accepted by the "Beneficiary", it should pay the difference within 30 days. If they were to be rejected or the "Beneficiary" says nothing within the indicated 60 days, the "Offering Parties" or their cessionaries have recourse to the arbitrator designated in the present contract. The payment of the surcharge agreed upon will be made at the offices of the "Offering Parties" indicated in the present contract, upon delivery of the corresponding receipt. Owing to the fact that the agreed upon surcharge has a conditional and/or contingent character, and , for the same reason, no resolutionary action is derived from it, and even in the event that said surcharge is not owed, the "Offering Parties", with all the more reason, come to renounce of course said resolutionary actions. As a consequence, when the surcharge agreed to according to what is stipulated here is not owed, the "Offering Parties" will only be able to take action to demand their payment if this is not done according to the agreement, for which purpose they may also go before the arbitrator designated in this instrument. EIGHTH: Other rights and obligations of Royal Silver.
One): "Royal Silver" may carry out in the mining concessions which are the subject of the present contract, from now and during all the time which it remains in effect, all types of work of reconnaissance, prospecting, search and in general, investigations which allow it to make qualitative and quantitative assessments of the same, able for those purposes to introduce into the lands comprised by the mining concessions, all types of equipment and machinery, of their own or of third parties, to carry out the work of investigation, reconnaissance, prospecting and exploration and to install camps for the personnel who will work in them. In the aforementioned activities, "Royal Silver" will follow all the mining safety procedures and norms in force in Chile, having exclusive responsibility for any accident, damage or destruction caused by its fault to properties and persons. If the contract does not become effective, the promised buyer must remove, within 90 days of the lapsing, at its own cost, all this equipment and machinery, except those installations whose removal could produce deterioration, slides, demolition of existing works in the mining concessions. In this contrary case, this equipment will remain for the benefit of the "Offering Parties", at no cost to them. - In the event of abandonment or lapsing, the minerals which are dug up and the rubble accumulated by the end of the option which exist on the mining concessions, will always continue to be property of the "Offering Parties". Two) While the current option contract is in effect, the "Offering Parties" may not initiate the exploitation of the mining properties included in this contract, while the purchase option has not been exercised and by which the offered purchase/sale in this contract will be completed.

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

Three): While this purchase option is in force, it will be the obligation of the "Beneficiary" to provide the necessary funds for the payment of patents to shield the "Mining Concessions" indicated individually in the first clause of this document, as well as the rest of the concessions for exploration and exploitation which are made in conformity with the statements in the first clause, letter
C). With that purpose, within the first fifteen days of March of each year, the "Beneficiary" must deliver to the "Offering Parties" the value which corresponds to the annual patent for each of the respective concessions so that these can proceed with their payment by the legal due date, with authorized copies of the proof of said payment which must be remitted to the "Beneficiary".
NINTH: Form of sale and indemnification.- The mining concessions will be sold as is, in the conditions in which they are found on the day of agreement to the present contract, with all their uses, rights, customs and easements if they exist, free from obligations, prohibitions, litigations, embargoes, resolutionary actions, contracts for the delivery of minerals or of rents, or any other kind of action which could impede the free use, enjoyment, disposition and delivery of all the "Mining Concessions" and other goods referred to in the first clause. The "Offering Parties" will be responsible for the guarantee in accordance with the law.
TENTH:  Guarantee and prohibition from obligation and  alienation.
- By this action, the "Offering Parties" voluntarily make a prohibition on themselves to neither obligate nor alienate, without prior written consent from "Royal Silver", the "Mining Concessions" which are the subject of this contract and which are individually indicated in the first clause, whose registration may be demanded from the corresponding Conservator of Mines by the holder of an authorized copy of this document. This prohibition will continue while the option right which has been given to the "Beneficiary" is in effect and is without prejudice of the legal effects which, in accordance with Article 169 of the Mining Code, emanate from the registration of the current option contract in the corresponding Registry of Mortgages and Obligations of the Conservator of Mines.
ELEVENTH: Lapsing and termination of the option contract.- The present option contract will lapse and remain without effect, without need of judicial statement, in either of the following cases: a) If the "Beneficiary" simply stops making completely and in a timely way any of the payments indicated in letters b) through
i) of the fourth clause; b) If the "Beneficiary" does not make its decision to agree to the definitive purchase/sale contract by the sixtieth from the date of this instrument; and c) If the "Beneficiary", at any time while the present contract is in effect, indicates its intent to not agree to the definitive purchase/sale contract by means of a statement given and notified in public document in the form established in the third clause. In the event that "Royal Silver" decides to not exercise its option in accordance with letter c) preceding or it is understood that it will not be exercised in accordance with letters a) or b) preceding, "Royal Silver" is obligated to: One) Deliver to the "Offering Parties", without any cost to them, all the geological information resulting from sampling, bores, drilling and sounding, witness, maps, and in general,

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

all the antecedents obtained by reason of the works of exploration and reconnaissance carried out by "Royal Silver" in the "Mining Concessions" which are the subject of this contract; Two) Make a declaration by written public document, at least if it had been done in accordance with letter c) preceding, in which it is indicated that the option has lapsed, and the lifting and cancellation is proceeding of all the registrations, sub-registrations and annotations which may have occurred in the Registries of the corresponding Conservator of Mines, by reason of this contract or relative to it. If said statement is not made within ten days of producing the corresponding cause of the lapse, the parties empower and give a mandate to make said document to the arbitrators who will be designated further on, by which the respective arbitrator must make a simple written requirement from the "Offering Parties" and with prior proof of the occurrence of one of the causes of a lapse, and being empowered the holder to

<PAGE. 13

require the lifting and cancellation of said registrations. Three) Cede and transfer to the "Beneficiaries", in accordance with the stipulation in the first clause, letter C) and without any cost for them, the new showings, requests and mining concessions which may have been made in the name of the "Beneficiary" and which may be located totally or partially within the area of interest which the parties have defined in a private document attached to this contract, as well as the applications or concessions for water use, easements and administrative concessions which may have been required or made for the development and exploitation of the deposit conformed by the "Mining Concessions" which is the subject of this option, even when the latter are to be found outside said area of interest. The foregoing will govern especially with regard to the concessions of exploration, showings and concessions of exploitation which the "Beneficiary" may have obtained and which are derived from the requests carried out by the Sociedad de Exploraciones y Explotaciones Mineras Oregon Limitada on lands covered by the mining properties of the "Offering Parties" and up to a distance of two kilometers from the perimeter of said mining properties. TWELFTH : Ceding of rights and obligations. - One) "Royal Silver" may at any time, being authorized from now on by the Offering Party, sell, cede, transfer, or by any means dispose of all or part of its rights in this contract, if the purchaser or cessionary always states in the contract which serves as title to his acquisition: a) His consent pure and simple to each and every stipulation of this contract; b) That he assumes and that he will comply with exactly the same and all of the obligations, or to the proportion in which they have been acquired, which "Royal Silver" has contracted by virtue of this contract, in the same terms and as if this contract had been originally agreed to by said cessionary;
c) A clause subjecting any later sale, cession, transfer or other disposition, of all or a part of the rights emanating from this contract, to the same restrictions contained in the current stipulation. Only, compliance with antecedent consigned requirements, will make the sale, cession, transfer or disposition opposable to the "Offering Parties". In the event that the sale, cession or transfer is partial, the obligations will always be considered

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

indivisible; Two) All the times that in this contract reference has been made to "Royal Silver" or to the "Beneficiary", to the "Offering Parties", to their rights, obligations, charges and any other thing which affects them or in any way is their responsibility, it will be understood that it will refer to their respective cessionaries, acquirers, heirs, continuators or legal successors by any name, except that it be expressly set or can be understood from the context that it is otherwise; Three) Once the purchase/sale contract is agreed to, the "Owners" may sell, cede, transfer or in any way alienate or obligate the right to receive the surcharge or "NSR" agreed to in the seventh clause of this contract. Never the less, "Royal Silver" will have the right to purchase, with preference from any other acquirer, the right to receive the indicated surcharge. As a consequence, every time the "Owners" receive an offer of purchase from third parties, they must, before accepting the offer, communicate it to "Royal Silver". In said communication there should be indicated at a minimum the following: a) Price of the cession in Chilean currency and in dollars of the United States of North America. If the offer contains a proposal of payment distinct from cash, an estimate should be included in the communication of the good faith of said proposal; b) Form and timing of the payment; c) Date on which the sale contract of the "NSR" will be final. "Royal Silver" will have thirty days from receipt of the communication to accept or reject the offer. If within the said time limit, the "Beneficiary" notifies the "Owners" that it accepts the offer, the latter are obliged to sell to "Royal Silver" the right to receive the agreed upon surcharge, under the terms or conditions indicated in the communication. In the event that "Royal Silver" does not declare anything within the said limit, it is understood that it is opting not to acquire the cited rights and the "Offering Parties" are empowered to alienate said rights to the third party from whom the respective purchase offer was received. - If such alienation is not completed for any cause and/or the "Offering Parties" receive another offer, the indicated procedure will be repeated.
THIRTEENTH: Applicable law. It is entered into the record that the present unilateral contract is governed by Chilean law and especially by the dispositions of the Mining Code of 1983, particularly by its Article 169. The same is agreed to with regard to its eventual modifications and complements and to the proposed purchase/sale contract. FOURTEENTH: Expenses for Notaries and registrations. The Notary expenses and fees which are generated on the occasion of the present contract, of the proposed purchase/sale contract and the fees for the registration in the respective Conservator of Mines, as well as their lifting and cancellation, if they were to occur, will be the exclusive responsibility of "Royal Silver". The latter will absolutely not be responsible for the taxes or other personal charges to the "Offering Parties" derived from the option contract and/or the purchase/sale alluded to.
FIFTEENTH: Arbitration. All difficulties related to the interpretation, application, compliance, validity, force, resolution, reach, efficacy or for any other cause related to the present option contract o to the proposed purchase/sale,

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile


that is agreed to between the "Offering Parties", on the one hand, and "Royal Silver" or its cessionaries, on the other, will be resolved by an arbitrating arbitrator, who will resolve the matter of that case only and against whose resolution there will be no appeal.- The parties designate, from this moment forward, to hold said position, Mr. Samuel Lira Ovalle, and if he is unavailable and thus successively, they designate Mr. Eulogio Perez-Cotapos Garcia, Juan Luis Ossa Bulnes and Mario Diez Urzua. In the event that none of the preceding can accept the charge for any reason or is unable to accept it, the Arbitrator will be designated by common agreement between the parties, and if that agreement is lacking, the designation will be made by the Civil Judge in the city and commune of Santiago who is so scheduled. In this last case the designation should fall on an attorney with residence in Santiago, who is or has been titular professor of mining law, mining economics, civil or commercial, of the University of Chile or the Catholic University of Chile and/or a lawyer to the Supreme Court or the Appeals Court for at least three years, who will have to make resolution in his role as administrative law judge, but as an arbitrator regarding the procedure. The arbitration judgment will be done in the city of Santiago.- SIXTEENTH: Representatives of the parties. By the present instrument, for all legal purposes of this contract and of the proposed one, inclusive of arbitrations, the "Offering Parties" confer power and designate and have designated, as is recorded in the power given in the Extraordinary Stockholders Board Meetings which are consigned in this same instrument, to Mr. Pedro Enrique Escala Baltra and to Mr. Fernando Andres Escala Baltra, who will be empowered to act together or separately, with the powers which were conferred in said Board Meetings, and whose place of business is understood to be Calle Marchant Pereira number 201, Office 802, Providencia, Santiago, unless they both give another address, in writing, to "Royal Silver". In turn, "Royal Silver" designates as its executor, for all the purposes of the present contract and for the proposed contract, Mr. Cesar Andres Lopez Alarcon and Mr. Thomas Alva Henricksen, who may act together, separately or indistinguishably, being especially empowered, but without limitation to it, to appear at the documentation for the rectification, clarification, and the modification of the present contract, for cession of rights and obligations, to be notified of all communications between the parties or of the resolutions of the arbitrator in the case of the previous clause and for any other action related to this contract or the offered purchase/sale, in such a way that it will not be necessary to designate and make appear any other executor. In order to act in judgments, the executors are empowered from this point forward with all powers referred to in both sub-paragraphs of
Article 7 of the Code of Civil Procedure. The designation of executors made in this clause will be understood to be valid for the purposes of the present contract and the offered one, until such time as "Offering Parties" and/or "Royal Silver" may designate other executors by public document and communicate it reciprocally.
SEVENTEENTH: Communications between the parties. The communications between the parties will be carried out in writing, via certified letter, telex, telefax or telegram, directed to the addresses that the parties indicated at the appearance or to that other which will be

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

communicated to each other in said way and properly in advance, except if in the text of the present contract there is expressly established a different way of communication, announcement or notification.- If it is by fax to the "Offering Parties", the fax number is (five six - two) two two five six zero five three of Santiago; to the "Beneficiary", fax number (five six- two) six nine five - five two three three, of Santiago and (one - five zero nine) four six six - three three two one, of Spokane, state of Washington, United States of America.- EIGHTEENTH: Setting of address. For all the purposes of the present contract and of the offered one, all those who appear here set and will set their address in the city and Commune of Santiago and they submit and will submit to the competence of the arbitration tribunal.
NINETEENTH: Titles and documents: It is entered into the record that all legal documentation related to the titles of the "Mining Concessions" which are the subject of the present contract, as well as the payment tickets for the mining patents which shield them, have been delivered to the "Beneficiary". In any case, the "Offering Parties" will be responsible for the eviction in conformity with the law.- TWENTIETH: Unforeseen chance and dire necessity. The events of unforeseen chance or dire necessity will be governed by the pertinent norms of the Chilean Civil Code.- TWENTY-FIRST: Powers to the holder. The holder of an authorized copy of the present document is empowered to require the registrations and annotations which may be necessary in the respective registries.- Also empowered are the attorneys Pedro Enrique Escala Baltra and Cesar Andres Lopez Alarcon that together they may correct errors of fact or omission which the parties may have made in this contract, being able for that purpose to present one or more memoranda to the respective Conservator and/or deliver or sign the public documents or instruments necessary or convenient for said precise objective.- TWENTY-SECOND: Extraordinary Board Meeting of Stockholders: Present at this action Mr. Pedro Enrique

Escala Baltra, Mr. Fernando Andres Escala Baltra, both previously indicated individually, Mrs. Marcela Paz Josefina Escala Baltra, Chilean, homemaker, married with complete separation of properties from Mr. Manuel Laudelino Vicuna Cares, living at Calle Santa Blanca number 1634, Lo Barnechea, Santiago, National ID number four million, four hundred sixty-five thousand, seven hundred seventy-eight dash three, the three foregoing persons in their own right and also as the sole heirs of Mr. Enrique Escala Barros and Mrs. Ida Odilla Baltra Mondaca, y Mr. Hugo Javier Canas Herrera, Chilean, in the mining industry, married with complete separation of property, living at Avenida Los Leones number 2922 apartment 603, Providencia, Santiago, national ID number three million, four hundred twenty-eight thousand, four hundred forty-three dash one, all of the preceding in their character as the only and actual members of the contractual mining companies "Compania Minera San Enrique S.C.M." and "Compania Minera Cobre Iquique S.C.M.", those who appear here, being of legal age, who have shown their identity with the aforementioned documents, do declare: that they constitute an Extraordinary Board Meeting of Stockholders for the companies named in conformity with the dispositions of Article 185 of the Mining

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

Code and their respective statutes and, in the presence of the Notary Public who authorizes this instrument and under the presidency of member Mr. Pedro Enrique Escala Baltra, have adopted, by unanimity of the attending members, who represent the total of all stock in which the capital of said contractual mining companies is divided, the following agreements: First: To offer irrevocably and to unilaterally oblige each of the named contractual mining companies, to sell, cede and transfer to "Compania Minera Royal Silver Limitada" the mining concessions individually indicated in letters A) and B) of the first clause of this same instrument and eventually, the rest of the goods and rights referred to in the letter C) of the same clause, and that "Compania Minera Royal Silver", optionally, agrees to purchase and acquire it. For the purposes mentioned, from this point forward, the Board gives its consent to the eventual purchase/sale of said mining concessions, goods and rights. Second: As a consequence of the preceding agreement, to complete the unilateral purchase option contract set by this document, in conformity with the terms, stipulations, statements and obligations which are a part of each of the clauses and which the Board ratifies, reiterates, makes theirs and has them as is as the express agreement of the present Board. Third: For all the more reason in regard to what was stated in the previous agreement, the price of the proposed purchase/sale, its eventual reduction subject to the condition which is stated, the surcharge agreed to, the goods included in the unilateral purchase option contract and the later purchase/sale, and the remaining stipulations, terms, conditions, time limits and procedures of the aforementioned option contract and the proposed purchase/sale, are those which are established and are contained in the present public document, which faithfully reflects the terms and conditions of the letter of intent dated 23 June 1997 signed by Mr. Cesar Andres Lopez Alarcon representing "Royal Silver Mines Inc." and the members Mr. Pedro Enrique Escala Baltra and Mr. Fernando Andres Escala Baltra, terms, conditions, stipulations and essential elements, of mere and accidental character which this Board recognizes, makes theirs and gives as reproduced, expressly ratifying the action taken by the indicated members. Fourth:
Empower, in the widest terms which are given under law, the members Mr. Pedro Enrique Escala Baltra and Mr. Fernando Andres Escala Baltra to act together or separately or indistinguishably, to represent the contractual mining companies whose stockholders met in Extraordinary Board Meeting, to complete the unilateral option contract which is composed of each and every one of the preceding clauses in this same public document. The executors have been and are expressly and specially empowered to agree to all and any stipulations, be they of essence, of nature or merely accidental, to agree to binding clauses, designate arbitrators, to impose on themselves with regard to the mining concessions which are the subject of said contract a voluntary prohibition to obligate and alienate, and to agree

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

to actions and contracts, obligations which have been and are considered convenient and necessary and are composed by the present public document. Fifth: Give power, designate as executors and representatives of the contractual mining companies, indistinguishably, Mr. Pedro Enrique Escala Baltra and Mr. Fernando Andres Escala Baltra, who may act individually or in conjunction, understood to have the address of Calle Marchant Pereira number 201, Office 802, Providencia, Santiago de Chile, an address which the Board also sets as the address of the companies named for the purposes of this instrument, with said executors empowered to, but not limited to, receive in their own name all the payments of the agreed upon purchase/sale price, to give documents of receipt, cancellation and final discharge, to rectify, clarify and modify as may be required the referred to option contract and the proposed purchase/sale contract, to appear for the documents referred to and for the ceding of rights and obligations, to be notified of all communications between the parties or the resolutions of the arbitrator and of any other action related to the option contract already referred to, in such a way that it not be necessary to hold new Stockholder Meetings and designate and make appear another executor, the executors being given, in the judicial area, all the powers referred to in both sub-paragraphs of Article 7 of the Civil Procedure Code. The designation of such executors is understood to be valid for all the purposes of the aforementioned unilateral option contract and the offered purchase/sale contract, as long as both contractual mining companies, whose Boards meet and agree in this action, do not designate other commonly empowered persons by means of public document and communicate this to "Compania Minera Royal Silver Limitada" or to its cessionaries. Sixth: Hereby place into the record that these Extraordinary Board Meetings are held in this city and without announcement since there were present all stockholders representing the total of all stocks in which the respective company capital of the companies being dealt with is divided. Seventh: Empower the holder of an authorized copy of this document to require the filing and annotations which are the subject of Article 190, final sub-paragraph of the Mining Code.
The appearance of Mr. PEDRO ENRIQUE ESCALA BALTRA AND OF MR. FERNANDO ANDRES ESCALA BALTRA, to represent "COMPANIA MINERA SAN ENRIQUE S.C.M." and "COMPANIA MINERA COBRE IQUIQUE S.C.M.", represents the Boards of Stockholders of said companies and which is declared in this present public document. The appearance of Mr. CESAR ANDRES LOPEZ ALARCON to represent "COMPANIA MINERA ROYAL SILVER LIMITADA" and ROYAL SILVER MINES INCORPORATED", is shown in the public document dated 9 July 1997, made at the Notary Office of Santiago of Mr. Humberto Santelices Narducci and in the power protocol given by the same Notary under the number 15 dated 9 July 1997, respectively, appearances which are not included by reason of being known to the parties and to the authorizing Notary.-

                                             (Illegible Stamp)
                                             Authorized Copy
                        (Seal & Initial)
                  Humberto Santelices Narducci
                          Notary Public
                  XXII Notary of Santiago Chile

In proof and with prior reading, are signed. - In witness of (Illegible initials). -

(illegible signature)         (illegible signature)
PEDRO ESCALA BALTRA           FERNANDO ESCALA BALTRA
4.101.471-7                   6.340.418-7

(illegible signature)
CESAR LOPEZ ALARCON
9.581.126-4

(illegible signature)         (illegible signature)
MARCELA ESCALA BALTRA         HUGO CANAS HERRERA
4.465.7778-3                  3428443-1

                      (Illegible signature)

THIS IS A FAITHFUL COPY OF THE ORIGINAL PUBLIC DOCUMENT SANTIAGO
23 JUL 1997

                     (Illegible signature  )


                              ALBERTO HERMAN MONTAUBAN
                              Deputy Notary
                              XXII Notary Office Santiago

(Partially Illegible Seal of the Notary Public of the XXII Notary of Santiago, Humberto Santelices Narducci)

                    (Illegible stamped title)


                  (Illegible Seal with initials)